PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

Supplement dated January 7, 2013 (“Supplement”) to the Statement of Additional Information (‘‘SAI’’), dated May 1, 2012, as amended November 6, 2012

This Supplement updates certain information contained in the SAI for Private Advisors Alternative Strategies Fund (‘‘Fund’’). This SAI relates to and should be read in conjunction with the Fund’s Prospectus dated May 1, 2012, as amended November 6, 2012. A copy of the Prospectus may be obtained by contacting the Fund at 888-207-6176. These documents are also available at mainstayinvestments.com. Please review this important information carefully.

Effective January 1, 2013, the following changes to the Fund’s Board of Trustees (the “Board”) and the Board’s committees occurred:

Chairman of the Board

Peter Meenan succeeded Susan Kerley as Chairman of the Board. Ms. Kerley will remain a member of the Board.

Audit Committee

The members of the Audit Committee are Alan R. Latshaw (Chairman), John A. Weisser, Jr. and Roman L. Weil.

Contracts Committee

The members of the Contracts Committee are Susan Kerley (Chairman), Peter Meenan, Richard H. Nolan, Jr., and Richard S. Trutanic.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.